Exhibit 10.3

AGREEMENT

SuperDirectories/Wright Shares
Transfer of Shares

     SD will purchase 6,202,669 shares owned by Frank Wright and 1,145,000 owned by members of his family, (collectively Wright Holders) as shown in Attachment A, on the following terms and conditions:

     1.      SD will pay $0.025 per share for a total consideration of $183,691.72 for 7,347,669 shares (collectively Wright Shares).

     2.      SD will transfer $183,691.72 to an IOLTA Account of Griffith, McCague & Wallace, P.C. (GWM).

     3.      Wright Holders will deposit their share certificates and executed stock powers in the form set forth in Attachment B with Thomas E. Sweeney Jr., Esquire, (Sweeney) to be held by him until certificates and stock powers are received for all Wright Holders.

     4.      Upon receipt, Sweeney, will advise Charles B. Jarrett, Jr., Esquire (Jarrett) of GMW and deliver the certificates to Jarrett. Jarrett will distribute the funds either (1) in a single payment to Sweeney for further distribution to the Wright Holders or (2) in separate payments to the individual Wright Holders as Sweeney shall instruct. No funds will be distributed until all the Wright Shares have been received.

     5.      Notwithstanding the provisions of paragraphs 3 and 4, Jarrett will distribute funds to a Wright Holder who has not surrendered his/her certificate if such holder delivers a duly executed and notarized statement that (1) his/her certificate has been lost or destroyed and (2) he/she agrees that his/her certificate shall be cancelled and he/she no longer has any interest in the shares represented by the lost/destroyed certificates in the form set forth in Attachment C.

     6.      All transactions contemplated hereby shall be completed within sixty (60) days from the date hereof.

     7.     Jarrett shall deliver to SD’s transfer agent (TOL), the certificates, stock powers, affidavits and all other documents necessary to accomplish the foregoing. SD shall pay all fees due TOL.

     8.     This document may be exercised in counterparts, each of which shall be deemed to be original.

Executed as the 1st day of May 2008.

WRIGHT SHAREHOLDERS

By:	/s/ Frank G. Wright
Frank G. Wright
Individually and Agent for
Wright Holders
SuperDirectories, Inc.

By:	/s/ Luke Lalonde
President

ATTACHMENT A

Shareholder	Certificate No.	No. of Shares

1. Lee B. Wright, and	1515	100,000
Frank G. Wright
CFBO Savannah
Flowers Wright
2. Lee B. Wright, and	1516	100,000
Frank G. Wright
CFBO Noah Blair Wright
3. Lee B. Wright, and Frank G.	1517	100,000
Wright CFBO Harry L. Wright
4. Frank G. Wright, and	1518	999,300
Lee B. Wright JTWROS
5. Frank G. Wright, and	1519	2,484,300
Lee B. Wright JTWROS
6. E*Trading, LLC	2622	2,419,069
Sub-Total		6,202,669

Tracey Vrady, and	1197	190,000
David Bracy, JTWROS

Tracey Brady, Cust For	1198	100,000
Ainsley M. Brady

Paul Blair	1213	50,000

Adam S. Wright	1520	100,000

Christopher Coen and	1521	50,000
Kelli Coen JTWROS
Christopher Coen and	1522	25,000
Kelli Coen Cust for
Kristen A. Coen
Ray Blair and Janice	1523	25,000
Blair JTWROS
Sean Coen and Lisa	1524	50,000
Coen JTWROS
Sean Coen and Lisa Coen	1525	25,000
CFBO Caleigh Coen
Terrance Coen	1526	50,000
Eileen M. Coen	1527	25,000
Patrick Coen and Clarisse	1528	25,000
Coen Cust. For Sohpie Coen

Patrick Coen and Clarisse	1529	25,000
Coen CFBO Kevin Coen
Darryl Wright and Ray	1530	190,000
Shelton JTWROS
Patrick Coen and Clarisse	1531	50,000
Coen JTWROS
Russell Vlair	1532	50,000
Lillian Wright	1644	40,000

Maureen Abramson and	1645	50,000
Bruce Abramson JTWROS

Maureen Abramson and	1646	25,000
Bruce Abramson CFBO
Lindsey P. Abramson

Sub Total		1,145,000

Grand Total		7,347,669

Cust – Custodian

CFBO – Custodian For the Benefit of

JTWROS – Joint Tenants with the Right of Survivorship

[LOGO]
TRANSFER	IRREVOCABLE STOCK POWER
o n l i n e	www.TransferOnline.com • [P] 503.227.2950 • [F] 503.227.6874

IRREVOCABLE STOCK/BOND POWER FORM

Date __________________

For value received, the Undersigned does (do) hereby sell, assign and transfer to

Taxpayer Identifying No.

If Stock,	________ shares of the _______________ stock of ______________________________________________
complete
this	represented by Certificate(s) No.(s) _________________________________ inclusive, portion
standing in the name of the undersigned on the books of said Company.

If Bonds,	_______________________ bonds of____________________________
complete
this	in the principal amount of $______________ No.(s) _____________________inclusive, portion
standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocably constitute and appoint Transfer Online, Inc.

to transfer the said stock or bond(s), as the case may be, on the books of said Company with full power of substitution in the premises.

In Presence of	(SEAL)
(Person executing this power signs here)
S I G N A T U R E G U A R A N T E E D

IMPORTANT – READ CAREFULLY

(Name of Bank, Trust Company or Broker)

The signature(s) to this Power must correspond with
the name(s) as written upon the face of the stock
certificate(s) or bond(s), as the case may be, in every
particular without alteration or enlargement or
any change whatever.

(Official Signature)

SIGNATURE GUARANTEE MEDALLION STAMP REQUIRED FOR TRANSFER

317 SW Alder Street • 2nd Floor • Portland, OR 97204

ATTACHMENT C

      I, ____________________________, Owner, do hereby certify as follows:

      1.      I am the owner of ___________________________________________ shares of SuperDirectories, Inc., represented by Certificate Number ____________________.

      2.      Certificate Number ______________________ has been lost or destroyed, and I am unable to locate it.

      3.      I have agreed to sell my shares back to SuperDirectories, Inc.

      4.      I further agree that the shares represented by Certificate Number __________________ shall no longer be owned by me upon receipt of payment of the purchase price, and said shares shall be cancelled and no longer shown as issued and outstanding.

      Witness, my hand and seal this ______________ day of _______________________, 2008.

STATE OF ___________________________

COUNTY OF _________________________

      Before me, the undersigned authority, appeared ___________________________________, personally known to me (or satisfactorily proven to be the person(s) ______________ described as Owner to the within instrument and acknowledged that _____________________ executed the same for the purposes contained herein.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _______________day of ________________________, 2008.

Notary Public

My Commission Expires:

______________________________________